EXHIBIT 99

[AMERICAN MEDICAL SECURITY GROUP, INC. LOGO]

                                                   P.O. Box 19032
                                                   Green Bay, WI 54307-9032

                                                   FOR MORE INFORMATION CONTACT:
                                                   Cliff Bowers
                                                   Vice President
                                                   Corporate Communications
                                                   (920)661-2766

---------------------------
   NEWS RELEASE
   for Immediate Release
---------------------------


                     AMERICAN MEDICAL SECURITY GROUP REPORTS
                  RECORD NET INCOME FOR THE SECOND QUARTER 2003

                o RECORD NET INCOME OF $6.8 MILLION IN SECOND QUARTER
                o EARNINGS PER DILUTED SHARE OF $0.48 IN QUARTER
                o UPDATED GUIDANCE OF $0.49 FOR Q3; $1.95 FOR FULL-YEAR `03



        GREEN BAY, Wis. - August 5, 2003 - American Medical Security Group, Inc. (NYSE:AMZ) (AMS), today reported net income of $6.8 million or $0.48 per diluted share for the second quarter of 2003. That is a 29% increase from net income of $5.2 million or $0.38 per diluted share reported for the second quarter of 2002.

        "Our quarterly net income is the highest we've achieved since AMZ shares were first publicly traded in 1998," said Samuel V. Miller, AMS Chairman, President & Chief Executive Officer. "The foundation for our positive results over the past several quarters has been a focus on core markets, a disciplined approach to pricing and tight expense control. That will remain the case as we work to take our performance to even higher levels."

        For the first six months of 2003, AMS had net income of $13.2 million or $0.96 per diluted share. That compares to income of $10.7 million or $0.76 per diluted share for the first six months of 2002 before the cumulative effect of a change in accounting principle associated with the adoption of SFAS No. 142 (write down of goodwill).

                                      More

                                     Ad One

                                    REVENUES
        Total revenues in the second quarter of 2003 were $187 million, down only slightly from the $188 million reported in the first quarter of 2003. Total revenues were $200 million in the second quarter of 2002. For the first six months of 2003, total revenues were $374 million, compared to $403 million for the same period of 2002.

                                   MEMBERSHIP
        Total health membership was down approximately 1% in the second quarter from the first quarter of 2003. That represents the smallest quarter-on-quarter decline in more than three years. At the end of the second quarter, total health membership was 546,501, compared to 552,303 at the end of the first quarter of 2003, and 597,983 at the end of the second quarter of 2002.

        "Our performance in terms of membership and revenue is still not up to our expectations," said John R. Lombardi, Executive Vice President & Chief Financial Officer. "However, improving trends in new member enrollment and retention of inforce members support our belief that we will achieve quarterly membership and revenue growth in 2003."

        According to Lombardi, the strong acceptance of the company's marketing approach in the small-group sector called "Defined Contribution at Work," the introduction of two new products in its MedOne line, and a range of other actions will contribute to improved membership and revenue.

                              HEALTH SEGMENT RATIOS
        The health segment COMBINED RATIO (loss ratio plus expense ratio) was 95.5% in the second quarter of 2003. That is an improvement over the 96.6% reported in the second quarter of 2002. The health segment combined ratio of 95.6% for the first six months was also an improvement over the 96.6% for the first six months of 2002.

        The health segment LOSS RATIO of 67.4% in the second quarter of 2003 is an improvement of 100 basis points compared to the same period of 2002. In addition, the company's recent experience indicates that its overall medical cost trend has remained flat to slightly down.

                                      More

                                     Ad Two

        The health segment EXPENSE RATIOS for the second quarter and first six months improved slightly compared with those reported for the comparable periods of 2002. AMS continues to aggressively manage its operating costs.

                            CASH FLOW & BALANCE SHEET
        Cash flow provided by operations in the second quarter of 2003 was $2.0 million, compared to $0.2 million during the second quarter of 2002. For the first six months of 2003, net cash used in operations was $1.6 million, reflecting the usual pay down of year-end claims inventories and other annual expenditures made in the first quarter. AMS believes cash flow from operations will follow historical patterns and improve significantly in subsequent quarters of 2003.

        At June 30, 2003, AMS had a book value per share of $15.27, compared to $14.68 at the end of the first quarter of 2003, and $12.87 at the end of the same quarter of 2002.

                                EARNINGS GUIDANCE
        AMS now believes that its earnings for the third quarter of 2003 will be approximately $0.49 per diluted share, and approximately $1.95 per diluted share for the full-year 2003.

        American Medical Security Group, through its operating subsidiaries, markets health care benefits and insurance products to small businesses, families and individuals. Insurance products of American Medical Security Group are underwritten by United Wisconsin Life Insurance Company. The company serves customers nationwide through partnerships with professional, independent agents and quality health care providers. It provided health coverage for 546,501 members as of June 30, 2003.

                                      # # #

        AMS WILL HOST A CONFERENCE CALL TO DISCUSS ITS FINANCIAL RESULTS ON WEDNESDAY, AUGUST 6, 2003, AT 10:00 A.M. (CENTRAL TIME). INTERESTED PARTIES MAY LISTEN TO THE CONFERENCE CALL LIVE VIA THE INVESTOR SECTION OF THE COMPANY'S WEBSITE AT WWW.EAMS.COM. LISTEN-ONLY ACCESS TO THE LIVE CONFERENCE CALL IS ALSO AVAILABLE BY DIALING 913-981-5549. FOLLOWING THE LIVE CALL, A REPLAY WILL BE AVAILABLE UNTIL MIDNIGHT, FRIDAY, AUGUST 8, 2003, BY DIALING 719-457-0820 (CODE 624664). THIS PRESS RELEASE, ACCOMPANYING FINANCIAL INFORMATION AND OTHER STATISTICAL INFORMATION CONTAINED IN THE CONFERENCE CALL WILL APPEAR IN THE INVESTOR SECTION OF THE COMPANY'S WEBSITE AT WWW.EAMS.COM.


CAUTIONARY STATEMENT: Some of the statements contained in this press release are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements express expectations for or about the future, rather than historical fact. Forward-looking statements are subject to inherent risks and uncertainties that may cause actual results or events to differ materially from those contemplated by such statements. Such risks and uncertainties include, among others, unexpected increases in health care costs; the company's ability to predict future health care costs and adequately price its products; the company's ability to expand its distribution network, generate new sales, sell new products and retain existing members; the company's ability to control expenses during a time of declining revenue and membership; legislative and regulatory matters, including delays in regulatory approvals, changes in government regulation, regulatory action resulting from market conduct activity; general business conditions, including competitive practices and demand for the company's existing and new products; adverse outcomes of legal and administrative proceedings; publicity about the company; development of and changes in claims reserves; general economic conditions that impact the performance of the company's investment portfolio or decisions of consumers to purchase our products; and other factors that may be referred to in American Medical Security Group, Inc.'s reports filed with the Securities and Exchange Commission from time to time. Forward-looking statements made in this release express expectations only as of the date they are made. The company does not undertake any obligation to update or revise such statements as a result of new information or future events.



                     AMERICAN MEDICAL SECURITY GROUP, INC.

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                                          June 30,    December 31,
(THOUSANDS, EXCEPT SHARE DATA)                                                              2003          2002
--------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)
ASSETS
Investments:
   Fixed maturity securities available for sale, at fair value                           $   286,044   $   278,222
   Fixed maturity securities held to maturity, at amortized cost                               3,168         4,288
   Trading securities, at fair value                                                           1,217           926
--------------------------------------------------------------------------------------------------------------------
Total investments                                                                            290,429       283,436


Cash and cash equivalents                                                                     22,036        30,620
Property and equipment, net                                                                   35,118        33,061
Goodwill, net                                                                                 32,846        32,846
Other intangibles, net                                                                         2,383         2,860
Other assets                                                                                  49,239        46,117
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                             $   432,051   $   428,940
--------------------------------------------------------------------------------------------------------------------


LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
   Medical and other benefits payable                                                    $   131,023   $   134,479
   Advance premiums                                                                           16,453        15,200
   Payables and accrued expenses                                                              21,039        29,141
   Notes payable                                                                              33,258        33,858
   Other liabilities                                                                          27,860        33,512
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                            229,633       246,190


Shareholders' equity:
   Common stock (no par value, $1 stated value, 50,000,000 shares authorized,
     16,654,315 issued and 13,253,928 outstanding at June 30, 2003,
     16,654,315 issued and 12,905,898 outstanding at December 31, 2002)                       16,654        16,654
   Paid-in capital                                                                           192,362       189,813
   Retained earnings                                                                          16,090         2,858
   Accumulated other comprehensive income (net of taxes of
     $5,365 at June 30, 2003 and $4,117 at December 31, 2002)                                  9,964         7,646
   Treasury stock (3,400,387 shares at June 30, 2003
     and 3,748,417 shares at December 31, 2002, at cost)                                     (32,652)      (34,221)
--------------------------------------------------------------------------------------------------------------------
Total shareholders' equity                                                                   202,418       182,750
--------------------------------------------------------------------------------------------------------------------
Total liabilities and shareholders' equity                                               $   432,051   $   428,940
--------------------------------------------------------------------------------------------------------------------



                                                 AMERICAN MEDICAL SECURITY GROUP, INC.

                                      CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

                                                            Three Months Ended               Six Months Ended
                                                                 June 30,                        June 30,
                                                        ------------------------------------------------------------
(THOUSANDS, EXCEPT PER COMMON SHARE DATA)                   2003          2002              2003          2002
--------------------------------------------------------------------------------------------------------------------
REVENUES
   Insurance premiums                                     $  178,776    $  190,787        $  357,831    $  385,188
   Net investment income                                       3,345         3,799             6,747         7,723
   Net realized investment gains                                  91            48               466            62
   Other revenue                                               4,562         4,938             9,348        10,343
--------------------------------------------------------------------------------------------------------------------
Total revenues                                               186,774       199,572           374,392       403,316


EXPENSES
   Medical and other benefits                                119,066       129,191           239,400       260,991
   Selling, general and administrative                        56,259        61,028           112,588       123,052
   Interest expense                                              324           463               663           957
   Amortization of goodwill and intangibles                      239           182               477           365
--------------------------------------------------------------------------------------------------------------------
Total expenses                                               175,888       190,864           353,128       385,365
--------------------------------------------------------------------------------------------------------------------


Income before income taxes and cumulative
   effect of a change in accounting principle                 10,886         8,708            21,264        17,951

Income tax expense                                             4,117         3,467             8,032         7,280
--------------------------------------------------------------------------------------------------------------------


Income before cumulative effect
   of a change in accounting principle                         6,769         5,241            13,232        10,671

Cumulative effect of a change in accounting principle              -             -                 -       (60,098)
--------------------------------------------------------------------------------------------------------------------
Net income (loss)                                         $    6,769    $    5,241        $   13,232    $  (49,427)
====================================================================================================================


Earnings (loss) per common share - basic:
   Income before cumulative effect of a
     change in accounting principle                       $      0.51   $      0.42       $      1.01   $      0.81
   Cumulative effect of a change in accounting
     principle                                                     -             -                 -          (4.55)
--------------------------------------------------------------------------------------------------------------------
Net income (loss)                                         $      0.51   $      0.42       $      1.01   $     (3.74)
====================================================================================================================


Earnings (loss) per common share - diluted:
   Income before cumulative effect of a
     change in accounting principle                       $      0.48   $      0.38       $      0.96   $      0.76
   Cumulative effect of a change in accounting
     principle                                                     -             -                 -          (4.27)
--------------------------------------------------------------------------------------------------------------------
Net income (loss)                                         $      0.48   $      0.38       $      0.96   $     (3.51)
====================================================================================================================



                                                 AMERICAN MEDICAL SECURITY GROUP, INC.

                                      CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

                                                                                             Six Months Ended
                                                                                                 June 30,
                                                                                       -----------------------------
(THOUSANDS)                                                                                 2003          2002
--------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
Net income (loss)                                                                        $    13,232   $   (49,427)
Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operating activities:
     Cumulative effect of a change in accounting principle                                         -        60,098
     Depreciation and amortization                                                             4,995         4,410
     Net realized investment gains                                                              (466)          (62)
     Increase in trading securities                                                             (291)         (237)
     Deferred income tax expense (benefit)                                                       750        (8,457)
     Changes in operating accounts:
       Other assets                                                                           (4,980)        4,751
       Medical and other benefits payable                                                     (3,456)       (3,554)
       Advance premiums                                                                        1,253        (1,311)
       Payables and accrued expenses                                                          (8,102)       (3,691)
       Other liabilities                                                                      (4,532)          828
--------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                                           (1,597)        3,348


INVESTING ACTIVITIES
Purchases of available for sale securities                                                   (62,024)      (94,875)
Proceeds from sale of available for sale securities                                           56,532       107,747
Proceeds from maturity of available for sale securities                                        1,775         1,500
Purchases of held to maturity securities                                                           -        (1,925)
Proceeds from maturity of held to maturity securities                                              -         1,925
Purchases of property and equipment                                                           (5,530)       (4,461)
Proceeds from sale of property and equipment                                                       2             6
--------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) investing activities                                           (9,245)        9,917


FINANCING ACTIVITIES
Issuance of common stock                                                                       3,518         1,307
Purchase of treasury stock                                                                      (660)      (19,540)
Repayment of notes payable                                                                      (600)       (5,600)
--------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                                            2,258       (23,833)
--------------------------------------------------------------------------------------------------------------------


Cash and cash equivalents:
   Net decrease                                                                               (8,584)      (10,568)
   Balance at beginning of year                                                               30,620        24,975
--------------------------------------------------------------------------------------------------------------------
Balance at end of period                                                                 $    22,036   $    14,407
====================================================================================================================

[AMERICAN MEDICAL SECURITY GROUP, INC. LOGO]


FINANCIAL SUPPLEMENT


AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

INCOME DATA



(in thousands, except earnings per share)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    2002                                           2003
                                       1st Qtr      2nd Qtr       3rd Qtr       4th Qtr        YTD         1st Qtr      2nd Qtr
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
   Premiums                          $ 194,401    $ 190,787     $ 187,135    $ 182,137     $ 754,460     $ 179,055    $ 178,776
   Investment income                     3,924        3,799         3,591        3,691        15,005         3,402        3,345
   Realized investment gain (loss)          14           48            39          (62)           39           375           91
   Fees & other                          5,405        4,938         4,945        4,737        20,025         4,786        4,562
------------------------------------------------------------------------------------------------------------------------------------
     Total revenues                    203,744      199,572       195,710      190,503       789,529       187,618      186,774


EXPENSES
   Benefits                            131,800      129,191       124,699      121,515       507,205       120,334      119,066
   General and administrative           33,899       32,443        32,784       31,699       130,825        30,493       30,286
   Commissions and selling              26,406       26,815        26,398       25,076       104,695        24,042       24,294
   Interest expense                        494          463           460          431         1,848           339          324
   Depreciation                          1,719        1,770         1,790        1,785         7,064         1,794        1,679
   Amortization                            183          182           183          182           730           238          239
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                    194,501      190,864       186,314      180,688       752,367       177,240      175,888
------------------------------------------------------------------------------------------------------------------------------------

INCOME BEFORE INCOME TAXES               9,243        8,708         9,396        9,815        37,162        10,378       10,886

Income taxes                             3,813        3,467         3,658        3,738        14,676         3,915        4,117
------------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE CUMULATIVE EFFECT OF
  A CHANGE IN ACCOUNTING PRINCIPLE       5,430        5,241         5,738        6,077        22,486         6,463        6,769

Cumulative effect of a change in
   accounting principle                (60,098)           -             -            -       (60,098)            -            -
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                    $ (54,668)   $   5,241     $   5,738    $   6,077     $ (37,612)    $   6,463    $   6,769
====================================================================================================================================


PER SHARE DATA
   Income before cumulative effect
     of a change in accounting
     principle-diluted               $    0.37    $    0.38     $    0.42    $    0.45     $    1.63     $    0.48    $    0.48
   Net income (loss) - basic         $   (3.96)   $    0.42     $    0.45    $    0.47     $   (2.88)    $    0.50    $    0.51
   Net income (loss) - diluted       $   (3.77)   $    0.38     $    0.42    $    0.45     $   (2.72)    $    0.48    $    0.48

   Weighted average common shares
     - basic                            13,803       12,615        12,890       12,891        13,047        12,981       13,160
   Weighted average common shares
     - diluted                          14,492       13,681        13,714       13,466        13,835        13,575       14,015


MARGIN ANALYSIS
   Income before income taxes             4.5%         4.4%          4.8%         5.2%          4.7%          5.5%         5.8%
   Net income (loss)                    (26.8%)        2.6%          2.9%         3.2%         (4.8%)         3.4%         3.6%




 (in thousands, except earnings per share)
------------------------------------------------------------------------------------------------------------------------------------
                                                             YTD
                                                   06/30/02      06/30/03
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
   Premiums                                       $ 385,188     $ 357,831
   Investment income                                  7,723         6,747
   Realized investment gain (loss)                       62           466
   Fees & other                                      10,343         9,348
------------------------------------------------------------------------------------------------------------------------------------
     Total revenues                                 403,316       374,392


EXPENSES
   Benefits                                         260,991       239,400
   General and administrative                        66,342        60,779
   Commissions and selling                           53,221        48,336
   Interest expense                                     957           663
   Depreciation                                       3,489         3,473
   Amortization                                         365           477
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                 385,365       353,128
------------------------------------------------------------------------------------------------------------------------------------

INCOME TAX BEFORE INCOME TAXES                       17,951        21,264

Income taxes                                          7,280         8,032
------------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE CUMULATIVE EFFECT OF
  A CHANGE IN ACCOUNTING PRINCIPLE                   10,671        13,232

Cumulative effect of a change in
  accounting principle                              (60,098)            -
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                 $ (49,427)    $  13,232
====================================================================================================================================


PER SHARE DATA
   Income before cumulative effect
     of a change in accounting
     principle-diluted                            $    0.76     $    0.96
Net income (loss) - basic                         $   (3.74)    $    1.01
Net income (loss) - diluted                       $   (3.51)    $    0.96

Weighted average common shares
   - basic                                           13,206        13,071
Weighted average common shares
   - diluted                                         14,085        13,795


MARGIN ANALYSIS
   Income before income taxes                          4.5%          5.7%
   Net income (loss)                                 (12.3%)         3.5%




AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

FINANCIAL DATA



(in thousands, except membership)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  2002                                           2003
                                     1st Qtr      2nd Qtr       3rd Qtr        4th Qtr       YTD        1st Qtr       2nd Qtr
------------------------------------------------------------------------------------------------------------------------------------
REVENUE MIX
   Health premiums                   $ 190,720    $ 187,314    $ 183,752     $ 178,891    $ 740,677     $ 175,924     $ 175,703
   Life premiums                         3,678        3,473        3,383         3,246       13,780         3,131         3,073
   Investment income                     3,938        3,847        3,630         3,629       15,044         3,777         3,436
   Service fees                          4,442        4,086        4,091         3,934       16,553         4,003         3,811
   Other                                   966          852          854           803        3,475           783           751
------------------------------------------------------------------------------------------------------------------------------------
      Total revenues                 $ 203,744    $ 199,572    $ 195,710     $ 190,503    $ 789,529     $ 187,618     $ 186,774
====================================================================================================================================


MEMBERSHIP ANALYSIS
   Fully insured medical               329,531      319,675      309,980       293,341      293,341       278,091       275,323
   Self funded medical                  43,128       43,058       43,426        43,584       43,584        42,704        42,568
   Dental                              240,492      235,250      235,454       234,536      234,536       231,508       228,610
------------------------------------------------------------------------------------------------------------------------------------
      Total Health                     613,151      597,983      588,860       571,461      571,461       552,303       546,501
   Life                                174,126      166,857      158,343       151,206      151,206       144,207       141,930


FINANCIAL STATISTICS
   Book value per share              $   12.19    $   12.87    $   13.70     $   14.16    $   14.16     $   14.68     $   15.27
   Cash flow from operations         $   3,115    $     233    $  16,137     $  15,690    $  35,175     $  (3,575)    $   1,978
   Return on equity, annualized          11.3%        13.2%        13.4%         13.5%        10.9%         13.9%         13.8%
   Debt to total capital                 18.5%        17.2%        16.2%         15.6%        15.6%         15.0%         14.1%
   Common shares outstanding,
     net of treasury                    12,590       12,845       12,890        12,906       12,906        12,936        13,254




(in thousands, except membership)
------------------------------------------------------------------------------------------------------------------------------------
                                                             YTD
                                                   06/30/02      06/30/03
------------------------------------------------------------------------------------------------------------------------------------
REVENUE MIX
   Health premiums                                $ 378,034    $  351,627
   Life premiums                                      7,151         6,204
   Investment income                                  7,785         7,213
   Service fees                                       8,528         7,814
   Other                                              1,818         1,534
------------------------------------------------------------------------------------------------------------------------------------
      Total revenues                              $ 403,316    $  374,392
====================================================================================================================================


MEMBERSHIP ANALYSIS
   Fully insured medical                            319,675       275,323
   Self funded medical                               43,058        42,568
   Dental                                           235,250       228,610
------------------------------------------------------------------------------------------------------------------------------------
      Total Health                                  597,983       546,501
   Life                                             166,857       141,930


FINANCIAL STATISTICS
   Book value per share                           $   12.87    $    15.27
   Cash flow from operations                      $   3,348    $   (1,597)
   Return on equity, annualized                       10.8%         13.7%
   Debt to total capital                              17.2%         14.1%
   Common shares outstanding,
      net of treasury                                12,845        13,254



AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

BALANCE SHEETS


(in thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    2002                                           2003
                                               3/31          6/30          9/30          12/31              3/31          6/30
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments:
     Securities available for sale,
        at fair value:
        Fixed maturities                     $ 250,217     $ 257,361     $ 276,601     $ 278,222           $ 283,595      $ 286,044
     Fixed maturity securities held to
        maturity, at amortized cost              4,303         4,305         4,297         4,288               3,175          3,168
     Trading securities, at fair value             666           754           786           926               1,142          1,217
------------------------------------------------------------------------------------------------------------------------------------
          Total investments                    255,186       262,420       281,684       283,436             287,912        290,429

Cash and cash equivalents                       17,604        14,407        17,629        30,620              20,396         22,036

Other assets:
     Property and equipment, net                34,460        34,344        34,347        33,061              34,112         35,118
     Goodwill and other intangibles, net        36,254        36,071        35,889        35,706              35,468         35,229
     Other assets                               44,744        47,006        44,141        46,117              50,737         49,239
------------------------------------------------------------------------------------------------------------------------------------
          Total other assets                   115,458       117,421       114,377       114,884             120,317        119,586
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                 $ 388,248     $ 394,248     $ 413,690     $ 428,940           $ 428,625      $ 432,051
====================================================================================================================================


LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
     Medical and other benefits payable      $ 132,569     $ 131,950     $ 134,178     $ 134,479           $ 131,650      $ 131,023
     Advance premiums                           16,634        15,426        16,743        15,200              17,300         16,453
     Payables and accrued expenses              26,656        24,341        27,850        29,141              23,466         21,039
     Notes payable                              34,758        34,458        34,158        33,858              33,558         33,258
     Other liabilities                          24,154        22,715        24,221        33,512              32,736         27,860
------------------------------------------------------------------------------------------------------------------------------------
          Total liabilities                    234,771       228,890       237,150       246,190             238,710        229,633


Shareholders' equity:
     Common stock                               16,654        16,654        16,654        16,654              16,654         16,654
     Paid-in capital                           187,892       189,232       189,738       189,813             190,367        192,362
     Retained earnings                         (14,198)       (8,957)       (3,219)        2,858               9,321         16,090
     Unrealized gain (loss) on investments         (74)        3,051         7,655         7,646               8,090          9,964
     Treasury stock                            (36,797)      (34,622)      (34,288)      (34,221)            (34,517)       (32,652)
------------------------------------------------------------------------------------------------------------------------------------
          Total shareholders' equity           153,477       165,358       176,540       182,750             189,915        202,418
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $ 388,248     $ 394,248     $ 413,690     $ 428,940           $ 428,625      $ 432,051
====================================================================================================================================



AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

SEGMENT DATA - HEALTH


(in thousands, except financial statistics)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     2002                                            2003
                                         1st Qtr      2nd Qtr       3rd Qtr       4th Qtr        YTD         1st Qtr      2nd Qtr
------------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
   Revenues:
      Premiums                           $ 190,720    $ 187,314     $ 183,752    $ 178,891     $ 740,677     $ 175,924    $ 175,703
      Investment income                      1,934        1,809         1,484        1,444         6,671         1,715        1,683
      Other revenue                          4,460        4,063         4,115        3,971        16,609         3,963        3,762
------------------------------------------------------------------------------------------------------------------------------------
   Total revenues                          197,114      193,186       189,351      184,306       763,957       181,602      181,148

   Expenses:
      Benefits                             130,564      128,185       123,792      120,639       503,180       119,519      118,388
      General and administrative            32,456       30,708        31,306       30,347       124,817        29,559       29,382
      Commissions and selling               25,752       26,183        25,765       24,483       102,183        23,472       23,724
------------------------------------------------------------------------------------------------------------------------------------
   Total expenses                          188,772      185,076       180,863      175,469       730,180       172,550      171,494
------------------------------------------------------------------------------------------------------------------------------------
   Income before income taxes            $   8,342    $   8,110     $   8,488    $   8,837     $  33,777     $   9,052    $   9,654
====================================================================================================================================


FINANCIAL STATISTICS

   Loss ratio                                68.5%        68.4%         67.4%        67.4%         67.9%         67.9%        67.4%
   Expense ratio:
      General and administrative             14.7%        14.2%         14.8%        14.7%         14.6%         14.5%        14.6%
      Commissions and selling                13.5%        14.0%         14.0%        13.7%         13.8%         13.3%        13.5%
------------------------------------------------------------------------------------------------------------------------------------
   Total expense ratio                       28.2%        28.2%         28.8%        28.4%         28.4%         27.9%        28.1%
------------------------------------------------------------------------------------------------------------------------------------
   Combined ratio                            96.7%        96.6%         96.2%        95.9%         96.3%         95.8%        95.5%
====================================================================================================================================


   Premiums per member per month:
      Fully insured medical              $     168    $     170     $     172    $     174     $     171     $     181    $     184
      Self funded                               53           51            52           52            52            53           53
      Dental                                    22           22            22           23            22            23           23
      Short-term disability                     20           21            21           21            21            22           22

   Benefits cost per member per month:
      Fully insured medical              $     116    $     118     $     117    $     120     $     118     $     125    $     124
      Self funded                               28           26            29           22            26            27           36
      Dental                                    15           15            14           14            15            15           16
      Short-term disability                     14           11             9           12            12            12            8




(in thousands, except financial statistics)
------------------------------------------------------------------------------------------------------------------------------------
                                                  YTD
                                         06/30/02     06/30/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
   Revenues:
   Premiums                              $ 378,034    $ 351,627
   Investment income                         3,743        3,398
   Other revenue                             8,523        7,725
------------------------------------------------------------------------------------------------------------------------------------
Total revenues                             390,300      362,750

Expenses:
   Benefits                                258,749      237,907
   General and administrative               63,164       58,941
   Commissions and selling                  51,935       47,196
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                             373,848      344,044
------------------------------------------------------------------------------------------------------------------------------------
Income before income taxes               $  16,452    $  18,706
====================================================================================================================================


FINANCIAL STATISTICS

   Loss ratio                                68.4%        67.7%

   Expense ratio:
      General and administrative             14.5%        14.6%
      Commissions and selling                13.7%        13.4%
------------------------------------------------------------------------------------------------------------------------------------
   Total expense ratio                       28.2%        28.0%
------------------------------------------------------------------------------------------------------------------------------------
   Combined ratio                            96.6%        95.6%
====================================================================================================================================

   Premiums per member per month:
      Fully insured medical              $     169    $     182
      Self funded                               52           53
      Dental                                    22           23
      Short-term disability                     21           22

   Benefits cost per member per month:
      Fully insured medical              $     117    $     124
      Self funded                               27           31
      Dental                                    15           15
      Short-term disability                     12           10



AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

SEGMENT DATA - LIFE


(in thousands, except financial statistics)
------------------------------------------------------------------------------------------------------------------------------------
                                                          2002                                     2003                  YTD
                                    1st Qtr    2nd Qtr    3rd Qtr      4th Qtr     YTD      1st Qtr    2nd Qtr   06/30/02   06/30/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
   Revenues:
      Premiums                      $ 3,678    $ 3,473    $ 3,383    $ 3,246    $ 13,780    $ 3,131    $ 3,073    $ 7,151    $ 6,204
      Investment income                 150        153        141        115         559        133        129        303        262
      Other revenue                      32         29         27         25         113         75         73         61        148
------------------------------------------------------------------------------------------------------------------------------------
   Total revenues                     3,860      3,655      3,551      3,386      14,452      3,339      3,275      7,515      6,614


   Expenses:
      Benefits                        1,218      1,017        907        864       4,006        837        679      2,235      1,516
      General and administrative        540        482        480        489       1,991        510        487      1,022        997
      Commissions and selling           679        644        643        602       2,568        589        585      1,323      1,174
------------------------------------------------------------------------------------------------------------------------------------
   Total expenses                     2,437      2,143      2,030      1,955       8,565      1,936      1,751      4,580      3,687
------------------------------------------------------------------------------------------------------------------------------------
   Income before income taxes       $ 1,423    $ 1,512    $ 1,521    $ 1,431     $ 5,887    $ 1,403    $ 1,524    $ 2,935    $ 2,927
====================================================================================================================================


FINANCIAL STATISTICS

   Loss ratio                         33.1%      29.3%      26.8%      26.6%       29.1%      26.7%      22.1%      31.3%      24.4%

   Expense ratio:
      General and administrative      13.8%      13.0%      13.4%      14.3%       13.6%      13.9%      13.5%      13.4%      13.7%
      Commissions and selling         18.5%      18.5%      19.0%      18.5%       18.6%      18.8%      19.0%      18.5%      18.9%
------------------------------------------------------------------------------------------------------------------------------------
   Total expense ratio                32.3%      31.6%      32.4%      32.8%       32.3%      32.7%      32.5%      31.9%      32.6%
------------------------------------------------------------------------------------------------------------------------------------
   Combined ratio                     65.4%      60.9%      59.2%      59.5%       61.3%      59.4%      54.6%      63.2%      57.0%
====================================================================================================================================



AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER


(in thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                                              2002                                  2003                 YTD
                                       1st Qtr    2nd Qtr    3rd Qtr    4th Qtr     YTD      1st Qtr    2nd Qtr   06/30/02  06/30/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
   Revenues:
      Premiums                         $    3     $    -     $    -     $    -    $     3    $    -     $    -    $     3    $    -
      Investment income                 1,840      1,837      1,966      2,132      7,775     1,554      1,533      3,677     3,087
      Realized investment gain (loss)      14         48         39        (62)        39       375         91         62       466
      Other revenue                       913        846        803        741      3,303       748        727      1,759     1,475
------------------------------------------------------------------------------------------------------------------------------------
   Total revenues                       2,770      2,731      2,808      2,811     11,120     2,677      2,351      5,501     5,028


   Expenses:
      Benefits                             18        (11)         -         12         19       (22)        (1)         7       (23)
      General and administrative        2,622      3,023      2,788      2,648     11,081     2,218      2,096      5,645     4,314
      Commissions and selling             (25)       (12)       (10)        (9)       (56)      (19)       (15)       (37)      (34)
      Interest expense                    494        463        460        431      1,848       339        324        957       663
      Amortization of intangibles         183        182        183        182        730       238        239        365       477
------------------------------------------------------------------------------------------------------------------------------------
   Total expenses                       3,292      3,645      3,421      3,264     13,622     2,754      2,643      6,937     5,397
------------------------------------------------------------------------------------------------------------------------------------
   Loss before income taxes            $ (522)    $ (914)    $ (613)    $ (453)   $(2,502)   $  (77)    $ (292)   $(1,436)   $ (369)
====================================================================================================================================